UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Haymaker Acquisition Corp. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Haymaker Acquisition Corporation III Reminds Shareholders to Vote in Favor of the Proposed Business

Combination with Biote Before May 24

NEW YORK, May 17, 2022 (GLOBE NEWSWIRE) — Haymaker Acquisition Corp. III (Nasdaq: HYAC) (“Haymaker” or the “Company”), a publicly traded special purpose acquisition company, reminds its shareholders to vote in favor of the proposed business combination with BioTE Holdings, LLC (“Biote”) and the related proposals at Haymaker’s special meeting. The Company believes that all conditions to closing, including the minimum cash condition, have been or will be satisfied or waived. The special meeting will be held at 10:00 a.m. Eastern time, on May 24, 2022, via live webcast at the following address: https://www.cstproxy.com/haymakeracquisitioniii/2022

Haymaker’s shareholders of record as of the close of business on April 27, 2022, the record date for the special meeting (the “record date”), are entitled to vote their shares of common stock at the special meeting. Every shareholder’s vote is important, regardless of the number of shares the shareholder holds. As such, all shareholders of record as of the record date who have not yet voted are encouraged to do so as soon as possible before 11:59 p.m. Eastern time on May 23, 2022.

Haymaker’s board of directors recommends you vote “FOR” the business combination with Biote and “FOR” all of the related proposals described in the proxy statement.

These are the two easy ways to vote and they are both free:

Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the proxy card mailed (or emailed) to you. You will need your 12-digit control number which is included on the proxy card, voting instruction form or notice you previously received to vote online.

Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the proxy card mailed (or emailed) to you. You will need your 12-digit control number which is included on the proxy card, voting instruction form or notice you previously received to vote via automated telephone service.

If you have any questions or need assistance voting your common stock, please contact Morrow Sodali LLC., our proxy solicitor, by calling toll-free at (800) 662-5200. Banks and brokers can call collect at (203) 658-9400, or by emailing HYAC.info@investor.morrowsodali.com.

Additionally, you can also vote by mail:

Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the proxy card mailed (or emailed) to you. You will need your 12-digit control number which is included on the proxy card, voting instruction form or notice mailed (or emailed) to you in order to vote by mail.

For voting by mail, be sure to:

•	Mark, sign and date your proxy card;

•	Fold and return your proxy card in the postage-paid envelope provided; and

•	Return your proxy card such that it is received prior to the date of the special meeting.

FAQ

How do I vote my shares as a “street name” holder?

If your shares were held in “street name” (meaning you purchased through a broker, bank or other nominee) as of the close of business on April 27, 2022, contact them immediately to obtain your control number and instructions to vote via the Internet or by telephone.

Can I still vote if I no longer own my shares?

Yes, if you owned shares as of the close of business on April 27, 2022, the record date for the special meeting, you retain your right to vote at the special meeting, even if you no longer own them.

Where can I find my control number?

Your 12-digit control number is the number provided on the proxy card, voting instruction form or notice that was mailed (or emailed) to you with your proxy materials. If your shares are held by a bank, broker or other nominee and you cannot locate your control number, you will need to contact them to obtain your control number.

What if I have other questions?

If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC., our proxy solicitor, by calling toll-free at (800) 662-5200. Banks and brokers can call collect at (203) 658-9400, or by emailing HYAC.info@investor.morrowsodali.com.

How do I attend the special meeting on May 24, 2022 at 10:00 a.m. ET?

The special Meeting will be held on May 24, 2022, at 10:00 a.m. Eastern time, via live webcast at the following address: https://www.cstproxy.com/haymakeracquisitioniii/2022. Please follow the instructions in the proxy statement/prospectus for how to register to attend the special meeting.

About Haymaker Acquisition Corp. III

Haymaker Acquisition Corp. III is a blank check company formed for the purpose of effecting a business combination, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Haymaker is led by Chief Executive Officer and Executive Chairman, Steven J. Heyer; President, Andrew R. Heyer; and Chief Financial Officer, Christopher Bradley.

About Biote

Biote is a woman-led company operating a high growth, differentiated medical practice-building business within the hormone optimization space. Similar to a franchise model, Biote provides the necessary components to enable practitioners to establish, build, and successfully operate a hormone optimization practice. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Haymaker has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Haymaker’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about Biote, Haymaker and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination were mailed to stockholders of Haymaker as of the record date for stockholders to vote at a special meeting in lieu of the 2022 annual meeting of stockholders. Stockholders of the Company may obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Haymaker Acquisition Corp. III, 501 Madison Avenue, 5th Floor, New York, NY 10022.

Participants in the Solicitation

Haymaker and its directors and executive officers may be deemed participants in the solicitation of proxies from Haymaker’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Haymaker are contained in the Haymaker’s definitive proxy statement for the proposed business combination, which has been filed with the SEC and is available at www.sec.gov.

Biote and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are included in definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the proposed business combination between Haymaker and Biote, the benefits of the transaction, the anticipated timing of the transaction, the services and markets of Biote, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Haymaker’s securities; (ii) the risk that the transaction may not be completed by Haymaker’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Haymaker; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Haymaker, the satisfaction of the minimum cash amount following any redemptions by Haymaker’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Biote’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Biote; (viii) the outcome of any legal proceedings that may be instituted against Biote or Haymaker related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Haymaker’s securities on a national securities exchange; (x) changes in the competitive industries in which Biote operates, variations in operating performance across competitors, changes in laws and regulations affecting Biote’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Biote’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete the Truist debt financing; and (xv) risks and uncertainties related to Biote’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its dietary supplement business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement and other documents filed by Haymaker from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Biote nor Haymaker assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Haymaker nor Biote gives any assurance that either Haymaker or Biote, or the combined company, will achieve its expectations.

No Offer

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Haymaker, Biote or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contacts

Media

Chelsea-Lyn Rudder

ChelseaLyn.Rudder@westwicke.com

Investors

Mike Cavanaugh

Mike.Cavanaugh@westwicke.com